SUPPLEMENT DATED February 7, 2023

to the

Prospectus Dated September 10, 2022 For

Market Wealth Plus

and the

Prospectus Dated May 1, 2022 For

NEW YORK LIFE VARIABLE UNIVERSAL LIFE ACCUMULATOR II

Variable Universal Life Insurance Policies

Investing In

NYLIAC Variable Universal Life Separate Account- I

This supplement amends the prospectus for the variable universal life policies referenced above (the “Policies”). You should read this information carefully and retain this supplement for future reference. Unless otherwise defined, all terms used herein have the meaning assigned to them in the prospectus.

The purpose of this supplement is to disclose an optional Premium Deposit Account (“PDA”) that can be used to make planned premium payments into the Policies. On or about February 11, 2023, the PDA will be available to policyowners through a PDA Agreement, subject to jurisdictional availability.

The PDA is an optional feature you can use to fund up to fourteen years of planned premiums. After paying the Initial Premium directly into your Policy, you can make a single lump sum deposit into an interest-bearing PDA. NYLIAC will automatically pay subsequent planned premiums on your Policy, either monthly or annually, directly from your PDA balance. Interest will be credited daily on the funds remaining in the PDA. This interest is based on an annual rate effective on the date of the PDA Agreement and that will not change for the term of that Agreement. Withdrawals are permitted from the PDA pursuant to the terms of the PDA Agreement and may be subject to a withdrawal fee. The PDA Agreement will continue until the balance in the PDA is zero or the Agreement otherwise ends pursuant to its terms.

The corresponding sections of the prospectuses referenced above are edited to reflect the availability of the PDA Agreement as follows:

The second paragraph under the heading “Premium Payments” in the “Premiums” section of the New York Life Variable Universal Life Accumulator II prospectus and the second paragraph in the “Premiums” section of the Market Wealth Plus prospectus are deleted and replaced with the following:

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized one-time or monthly deductions from your bank, credit union or similar accounts, and any other method agreed to by us. You may also fund up to 14 years of planned premiums through a Premium Deposit Account (“PDA”) subject to jurisdictional availability and a valid PDA agreement. (See “Premiums—Premium Deposit Account” for more information).

The following is added to the end of the “Premiums” section of each prospectus:

Premium Deposit Account

A Premium Deposit Account (“PDA”) is an optional feature you can use to fund planned premiums into your policy. You may fund from 1 to 14 years of planned premiums through the PDA. You may elect this option, if available in your jurisdiction, by entering into a PDA Agreement with NYLIAC. See “State Variations and Rider Availability” for information on where the PDA is available and other state specific variations.

Under the PDA Agreement, after paying your Initial Premium Payment directly into the policy, you can make a lump sum deposit into an interest-bearing PDA. The deposit and interest earned on the amount in the PDA will be used to automatically pay subsequent planned premiums on your policy, either on a monthly or annual basis. Once the premium paying mode is selected it cannot be changed for the term of the PDA Agreement. Interest will be credited daily on the funds remaining in the PDA at an annual rate effective on the date of the PDA Agreement and will not change for the term of that Agreement. If you lower your planned premiums, we will pay the new lowered planned premiums from the PDA and return the difference remaining in the PDA to you (subject to any applicable withdrawal fee). There may be tax withholding amounts that may also reduce the amount remaining the PDA. If you increase your planned premiums, we will pay the new increased planned premium from the PDA and we will notify you of any shortfall. The PDA Agreement will outline the planned premium schedule and the interest rate applicable to your PDA.

Withdrawals are permitted from the PDA and may be subject to a withdrawal fee. The withdrawal fee may change but will never exceed 10% of the withdrawal. Generally, there are two types of withdrawals permitted from the PDA (see “State Variations and Rider Availability” for state specific variations):

1.

One-Time Withdrawal - During the first 3 Policy Years after you make the deposit to the PDA, you may make a one-time withdrawal that is equal to the lesser of: (a) 10% of the amount in the PDA; or (b) $25,000. We must receive a signed notice from you electing to make this one-time withdrawal no later than 31 days before the policy’s third policy anniversary. A withdrawal fee will not be deducted from a One-Time Withdrawal.

2.

A Full Cash Withdrawal - In most jurisdictions, a full cash withdrawal of the remaining PDA balance is permitted at any time and is generally subject to a withdrawal fee that will never exceed 10%. However, a full cash withdrawal will not incur a withdrawal fee in the following cases:

a.	The policy is canceled in accordance with the Free Look provision;
b.	The date the policy ends due to death of the Insured;
c.	When benefits are paid under the Living Benefits Rider;
d.	You request a full cash withdrawal while a Monthly Deduction Waiver Rider claim is active (if such rider is available on your policy); or
e.	When a claim becomes effective under a Waiver of Specified Premium Rider (if such rider is available on your policy).

The PDA Agreement will end, and we will pay you the entire amount in the PDA, if any, on the earliest of the following to occur: the date the policy ends, the date of a full cash withdrawal of the PDA (less any applicable withdrawal fee) or when there are no funds remaining in the PDA. After the PDA ends, any additional premium payments must be made by another method for paying premiums discussed in this prospectus.

The deposit into the PDA is not a premium payment and the PDA has no cash value or loan value under the policy. The PDA is not registered under the 1933 Act or as an investment company under the 1940 Act and is part of our General Account. As such, amounts allocated to the PDA do not have the benefits and protections of these statutes and are subject to our financial strength and claims paying ability and the claims of our general creditors. Use of the PDA does not guarantee the policy will not lapse and even if you pay all your planned premiums, additional premiums may be needed to keep the policy in force.

Any interest earned on the PDA will be taxable and, subject to applicable requirements, will be reported to you and the IRS on a Form 1099-INT. As the deposit into the PDA is not a premium payment, it will not be used in determining whether the policy is a Modified Endowment Contract and satisfies the GPT (if the GPT were to apply), but planned premiums paid out of the PDA will count for these purposes.

The following is added under the heading “State Variations” in the “State Variations and Rider Availability” Section of the prospectus.

Premium Deposit Account (PDA)

●	The optional Premium Deposit Account agreement is not available in Illinois, Indiana, Kansas, Pennsylvania, Tennessee, Texas and Washington.

●	In California the maximum number of planned premium payments that can be funded by the PDA is 9 annual or 119 monthly.